Exhibit 10.41

AMENDMENT NO. 1

TO THE BILL OF SALE OF SEPTEMBER 30, 2004, MADE AND DELIVERED BY PRIVATE NORTH AMERICA, LTD. TO PURE PLAY MEDIA, INC., AND ITS EXHIBIT A, THE PROMISSARY NOTE ISSUED BY PURE PLAY MEDIA, INC. TO PRIVATE NORTH AMERICA, LTD. ON SEPTEMBER 30, 2004

This amendment (the “Amendment”) is to document and verify changes agreed to in telephone, e-mail and written correspondence between Richard Arnold, CEO of Pure Play Media, Inc., and Johan Gillborg, President and CEO of Private North America, Ltd. regarding the terms of the Bill of Sale (the”Bill of Sale”) of September 30, 2004 made and delivered by Private North America, Ltd. to Pure Play Media, Inc. and its Exhibit A the Promissory Note (the “Note”) issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

  Additional inventory in the amount of $82,120, in transit as of September 30, 2004, shall be added to the Bill of Sale and the Note.
  Pure Play Media, Inc. shall have the option to convert the monthly fixed payments of $85,564 due from Pure Play Media for principle and interest into vouchers issued to Private North America, Ltd., or any of its affiliates, including Fraserside Holdings, Ltd. Coldfair Holdings Limited, Peach Entertainment Distribution AB, and Milcap Media Group SL, shall be payable in exchange for the vouchers.
  Pure Play Media, Inc. shall price their products, licenses and/or services sold to Private North America, Ltd., or any of its affiliates, at a reasonable market price and shall make its best efforts to provide any products, licenses and services to Private North America, Ltd., or any of its affiliates.
  Any vouchers not exchanged for products, licenses and services provided to Private North America, Ltd., or any of its affiliates, by the end of 2007 shall be redeemable in full in cash at the sole discretion of the holder of the voucher.
  A voucher template is attached to this Amendment as Exhibit A:1
  The vouchers shall be deemed to be “Obligations” covered by the terms and conditions of the Security Agreement made as of September 30, 2004, by and between Private North America, Ltd., and Pure Play Media, Inc.

The other provisions of the Note, the Bill of Sale and Security Agreement shall remain unchanged.

_____/s/ Richard Arnold__________________  Dated: __Nov. 30, 2005___________
Richard Arnold, CEO, Pure Play Media, Inc.

_____/s/ Sieg Badke______________________  Dated: __Nov. 30, 2005___________
Sieg Badke, President, Pure Play Media, Inc.

____/s/ Johan Gillborg____________________ Dated:  __Nov. 30, 2005__________
Johan Gillborg, President, Private North America, Ltd.

Exhibit A:1

VOUCHER No._1__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._2__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._3__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._4__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._5__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._6__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._7__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._8__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._9__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._10__

This voucher 1 , issued on __November 30 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._11__

This voucher 1 , issued on __December 01 __________,  200__6_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._12__

This voucher 1 , issued on __January 01 __________,  200__7_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._13__

This voucher 1 , issued on __February 01 __________,  200__7_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._14__

This voucher 1 , issued on __March 01 __________,  200__7_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Exhibit A:1

VOUCHER No._15__

This voucher 1 , issued on __April 01 __________,  200__7_ by PURE

PLAY  MEDIA, INC. in the favor of PRIVATE NORTH AMERICA, LTD.,

or ANY OF ITS AFFILIATES has a value of the equivalent of US$85,564.

Authorized by:

_____/s/ Sieg Badke ____
Sieg Badke, President,
Pure Play Media, Inc.

___________________________

1 The value of this voucher is subject to the conditions stipulated to the conditions stipulated in Amendment No.1 to the Bill of Sale of September 30, 2004, made and delivered by Private North America, Ltd. to Pure Play Media, Inc., and its Exhibit A. the Promissory Note issued by Pure Play Media, Inc. to Private North America, Ltd. on September 30, 2004.

Vouchers

Voucher No 1	11/30/06
Voucher No 2	11/30/06
Voucher No 3	11/30/06
Voucher No 4	11/30/06
Voucher No 5	11/30/06
Voucher No 6	11/30/06
Voucher No 7	11/30/06
Voucher No 8	11/30/06
Voucher No 9	11/30/06
Voucher No 10	11/30/06
Voucher No 11	12/01/06
Voucher No 12	01/01/07
Voucher No 13	02/01/07
Voucher No 14	0301/07
Voucher No 15	04/01/07